UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             May 31, 2012

Graco Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88-11th Avenue Northeast
Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             (612) 623-6000

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 31, 2012, the Federal Trade Commission (“Commission”) voted to accept an Agreement Containing Consent Orders (“Consent Agreement”) with Graco Inc. (the “Registrant”), Illinois Tool Works Inc. (“ITW”), and ITW Finishing LLC (“ITW Finishing”). The Registrant, ITW and ITW Finishing entered into the Consent Agreement to resolve an Administrative Complaint issued by the Commission in December 2011 charging the Registrant, ITW and ITW Finishing with violations of Section 7 of the Clayton Act and Section 5 of the Federal Trade Commission Act (“Complaint”). The Consent Agreement contains a Proposed Decision and Order (“Proposed Order”) that would require the Registrant to sell the liquid finishing operations it acquired from ITW and ITW Finishing on April 2, 2012, including those involved in the development, manufacture and sale of Binks® spray finishing equipment, DeVilbiss® spray guns and accessories, Ransburg® electrostatic equipment and accessories and BGK curing technology. The Proposed Order will be subject to public comment for thirty (30) days, until July 2, 2012, after which the Commission will decide whether to make it final.

The Registrant, ITW and ITW Finishing entered into the Consent Agreement for settlement purposes only, neither admitting that the law had been violated nor that the facts as alleged in the Complaint, other than the jurisdictional facts, were true. In the Consent Agreement, the Registrant, ITW and ITW Finishing waived, among other things, all rights to seek judicial review or otherwise challenge or contest the validity of the Proposed Order or the Order to Hold Separate and Maintain Assets issued by the Commission on March 26, 2012.

The full terms of the agreement between the FTC and the Registrant, ITW and ITW Finishing are set forth in the Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A copy of the press release issued by the Registrant on May 31, 2012, announcing the Commission’s approval of the Proposed Order for public comment is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Agreement Containing Consent Orders.

99.1	Press Release dated May 31, 2012.

EXHIBIT INDEX

Exhibit	Description	Method of Filing

10.1	Agreement Containing Consent Orders.	Filed Electronically

99.1	Press Release dated May 31, 2012.	Filed Electronically

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRACO INC.

By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Vice President, General Counsel and Secretary

Date: June 6, 2012

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